SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002


                               DRYCLEAN USA, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-9040                                     11-2014231
             ------                                     ----------
    (Commission File Number)                 (IRS Employer Identification No.)


                    290 N.E. 68 Street, Miami, Florida 33138
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. Acquisition and Disposition of Assets
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     Effective  July  31,  2002,   DRYCLEAN  USA,  Inc.  (the   "Company")  sold
substantially  all of the assets of its  Metro-Tel  Telecommunications  Division
(the  "Metro-Tel  Division")  to  Metro  Tel  Corp.  of  Minnesota,   Inc.  (the
"Purchaser"), pursuant to an Asset Purchase Agreement dated as of July 31, 2002 among Purchaser, Independent Technologies, Inc. ("Independent") and Sheyenne Dakota, Inc. ("Sheyenne"), affiliates of Purchaser, and the Company.

     The Metro-Tel Division is engaged in the design, manufacture, marketing, selling and servicing of telecommunications test equipment and customer premise equipment.

     The assets sold included substantially all of the operating assets of the Metro-Tel Division (primarily inventory, equipment, furniture, fixtures, machinery, general intangibles, intellectual property and the names "Metro-Tel Telecommunications" and Metro-Tel Corp."). Excluded from the sale were, among other things, cash, accounts receivable, intercompany receivables, leasehold interests, computer hardware, furniture and fixtures located in the Company's Tampa, Florida office, prepaid expenses, rights to tax refunds, assets of employee benefit plans, and other assets of the Company not dedicated by the Company to the operation of the Metro-Tel Division.

     The purchase price (the "Purchase Price"), which was determined by negotiations between the parties, was $800,000, of which $250,000 was paid on August 2, 2002 by wire transfer and $550,000 is evidenced by Purchaser's Promissory Note (the "Promissory Note"). Payment and performance of the Promissory Note is supported by a Guaranty executed by Independent, Sheyenne and the three principal shareholders of each of Purchaser, Independent and Sheyenne, and is secured pursuant to a Security Agreement from Purchaser, as well as a Security Agreement from Independent and Sheyenne. There was no prior relationship between (i) the Purchaser, Independent, Sheyenne or any of their affiliates, directors or officers and (ii) the Company or any of the Company's affiliates, directors or officers, or any associate of any director or officer of the Company.

Item 7. Financial  Statements,  Pro Forma  Financial  Information  and Exhibits.
------  -----------------------------------------------------------------------

        (a)  Financial statements of business acquired: Not Applicable.

        (b)  Pro forma financial statements: Not Applicable.

        (c)  Exhibits:

             2.01 Asset Purchase Agreement dated as of July 31, 2002 by and among Metro Tel Corp. of Minnesota, Inc., Independent Technologies, Inc., Sheyenne Dakota, Inc. and DRYCLEAN USA, Inc.

            99.01   DRYCLEAN USA, Inc.'s Press Release dated August 2, 2002.


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

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DRYCLEAN USA, Inc.


Date:  August 6, 2002                   By: /s/ Venerando J. Indelicato
                                           -------------------------------------
                                           Venerando J. Indelicato,
                                           Treasurer and Chief Financial Officer


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number         Description
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2.01           Asset Purchase  Agreement  dated as of July 31, 2002 by and among
               Metro Tel Corp. of  Minnesota,  Inc.,  Independent  Technologies,
               Inc., Sheyenne Dakota, Inc. and DRYCLEAN USA, Inc.

99.01          DRYCLEAN USA, Inc.'s Press Release dated August 2, 2002


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